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                                                                    Exhibit 99.2

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of NexMed, Inc. (the "Company") for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vivian
H. Liu, Acting Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 By: /s/ Vivian H. Liu
    ---------------------
 Name: Vivian H. Liu
 Acting Chief Financial Officer
 May 14, 2003

         A signed original of this written statement required by Section 906 has been provided to NexMed, Inc. and will be retained by NexMed, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.